Exhibit 99.2

Risks Related to Operating our Business

The COVID-19 pandemic has adversely affected, and could continue to adversely affect, our business.

The ongoing pandemic involving COVID-19, a highly transmissible and pathogenic coronavirus, has negatively impacted the global economy and in turn reduced demand and pricing for crude oil, natural gas, NGL, refined petroleum products, CO2, steel, chemicals and other products we that we handle, which has adversely affected our business. In response to COVID-19, governments around the world have implemented increasingly stringent measures to help reduce the spread of the virus, including stay-at-home and shelter-in-place orders, travel restrictions and other measures. These measures have adversely affected the economies and financial markets of the U.S. and many other countries, resulting in an economic downturn that has negatively impacted global demand and prices for the products handled by our pipelines, terminals, shipping vessels and other facilities. Continuing uncertainty regarding the global impact of COVID-19 is likely to result in continued weakness in demand and prices for the products on which our business depends.

If the COVID-19 outbreak should worsen, we may also experience further disruptions to commodities markets, supply chains and the availability and efficiency of our workforce, which could adversely affect our ability to conduct our business and operations and limit our ability to execute on our business plan. There are still too many variables and uncertainties regarding COVID-19 — including the ultimate geographic spread of the virus, the duration and severity of the outbreak and the extent of travel restrictions and business closures imposed in affected countries — to reasonably predict the potential impact of COVID-19 on our business and operations. COVID-19 may materially adversely affect our business, results of operations, financial condition and cash flows. Even after the COVID-19 pandemic has subsided, we may experience materially adverse impacts to our business due to the global economic recession that is likely to result from the measures taken to combat the virus.

Our businesses are dependent on the supply of and demand for the products that we handle.

Our pipelines, terminals and other assets and facilities, including the availability of expansion opportunities, depend in part on continued production of natural gas, crude oil and other products in the geographic areas that they serve. Our business also depends in part on the levels of demand for natural gas, crude oil, NGL, refined petroleum products, CO2, steel, chemicals and other products in the geographic areas to which our pipelines, terminals, shipping vessels and other facilities deliver or provide service, and the ability and willingness of our shippers and other customers to supply such demand. For example, without additions to crude oil and gas reserves, production will decline over time as reserves are depleted, and production costs may rise. Producers may reduce or shut down production during times of lower product prices or higher production costs to the extent they become uneconomic. Producers in areas served by us may not be successful in exploring for and developing additional reserves, and our pipelines and related facilities may not be able to maintain existing volumes of throughput. Commodity prices and tax incentives may not remain at levels that encourage producers to explore for and develop additional reserves, produce existing marginal reserves or renew transportation contracts as they expire. Additionally, demand for such products can decline due to situations over which we have no control, such as the COVID-19 pandemic and various measures that federal, state and local authorities have implemented in order to prevent further the spread of COVID-19, including stay-at-home orders. See “—The COVID-19 pandemic has adversely affected, and could continue to adversely affect, our business.”

In addition to economic disruptions resulting from events such as COVID-19, conditions in the business environment generally, such as declining or sustained low commodity prices, supply disruptions, or higher development or production costs, could result in a slowing of supply to our pipelines, terminals and other assets. Also, sustained lower demand for hydrocarbons, or changes in the regulatory environment or applicable governmental policies, including in relation to climate change or other environmental concerns, may have a negative impact on the supply of crude oil and other products. In recent years, a number of initiatives and regulatory changes relating to reducing greenhouse gas emissions have been undertaken by federal, state and municipal governments and crude oil and gas industry participants. In addition, public sentiment surrounding the potential risks posed by climate change and emerging technologies have resulted in an increased demand for energy efficiency and a transition to energy provided from renewable energy sources, rather than fossil fuels, and fuel-efficient alternatives such as hybrid and electric vehicles. These factors could result in not only increased costs for producers of hydrocarbons but also an overall decrease in the demand for hydrocarbons. Each of the foregoing could negatively impact our business directly as well as our shippers and other customers, which in turn could negatively impact our prospects for new contracts for transportation, terminaling or other midstream services, or renewals of existing contracts or the ability of our customers and shippers to honor their contractual commitments. Furthermore, such unfavorable conditions may compound the adverse effects of larger disruptions such as COVID-19. See “—Financial distress experienced by our customers or other counterparties could have an adverse impact on us in the event they are unable to pay us for the products or services we provide or otherwise fulfill their obligations to us” below.

Exhibit 99.2

We cannot predict the impact of future economic conditions, fuel conservation measures, alternative fuel requirements, governmental regulation or technological advances in fuel economy and energy generation devices, all of which could reduce the production of and/or demand for the products we handle. In addition, irrespective of supply of or demand for products we handle, implementation of new regulations or changes to existing regulations affecting the energy industry could have a material adverse effect on us.

The volatility of crude oil, NGL and natural gas prices could adversely affect our CO2 business segment and businesses within our Natural Gas Pipelines and Products Pipelines business segments.

The revenues, cash flows, profitability and future growth of some of our businesses depend to a large degree on prevailing crude oil, NGL and natural gas prices. Our CO2 business segment (and the carrying value of its crude oil, NGL and natural gas producing properties) and certain midstream businesses within our Natural Gas Pipelines business segment depend to a large degree, and certain businesses within our Product Pipelines business segment depend to a lesser degree, on prevailing crude oil, NGL and natural gas prices. For estimated sensitivities to changes in commodity prices for the remainder of 2020, please refer to Table 8 included in our earnings press release issued on April 22, 2020 and furnished as Exhibit 99.1 to our Current Report on Form 8-K dated the same date.

Prices for crude oil, NGL and natural gas are subject to large fluctuations in response to relatively minor changes in the supply of and demand for crude oil, NGL and natural gas, uncertainties within the market and a variety of other factors beyond our control. These factors include, among other things (i) weather conditions and events such as hurricanes in the U.S.; (ii) domestic and global economic conditions; (iii) the activities of the Organization of Petroleum Exporting Countries (“OPEC”) and other countries that are significant producers of crude oil; (iv) governmental regulation; (v) political instability in crude oil producing countries; (vi) the foreign supply of and demand for crude oil and natural gas; (vii) the price of foreign imports; (viii) the proximity and availability of storage and transportation infrastructure and processing and treating facilities; and (ix) the availability and prices of alternative fuel sources. We use hedging arrangements to partially mitigate our exposure to commodity prices, but these arrangements also are subject to inherent risks. We are also subject, indirectly, to volatility of commodity prices, through many of our customers’ direct exposure to such volatility. Please read “—Our use of hedging arrangements does not eliminate our exposure to commodity price risks and could result in financial losses or volatility in our income.”

As COVID-19 spread internationally and global economic activity slowed, future economic activity was forecasted to slow with a resulting forecast of a decline in crude oil and gas demand. In an attempt to stabilize the market, OPEC proposed production cuts in early March 2020; however, member producers failed to agree and some producers instead announced planned production increases, after which crude oil prices declined sharply. By mid-March 2020, crude oil prices had declined to less than $25 per barrel, the lowest price since April 1999. Member producers reached agreement on production cuts by mid-April; however, crude oil prices continued to decline following announcement of the agreement. Producers in the U.S. and globally have not reduced crude oil production at a rate sufficient to match the sharp slowdown in economic activity caused by measures to control the spread of COVID-19, resulting in an oversupply of crude oil that recently caused crude oil prices per barrel to fall below zero. Sharp declines in the prices of crude oil, NGL or natural gas, or a prolonged unfavorable price environment, may result in a commensurate reduction in our revenues, income and cash flows from our businesses that produce, process, or purchase and sell crude oil, NGL, or natural gas, and could have a material adverse effect on the carrying value of our CO2 business segment’s proved reserves. If prices fall substantially or remain low for a sustained period and we are not sufficiently protected through hedging arrangements, we may be unable to realize a profit from these businesses and would operate at a loss.

In recent decades, there have been periods worldwide of both overproduction and underproduction of hydrocarbons, and periods of both increased and relaxed energy conservation efforts. Such conditions have resulted in periods of excess supply of, and reduced demand for, crude oil on a worldwide basis and for natural gas on a domestic basis. These periods have been followed by periods of short supply of, and increased demand for, crude oil and natural gas. The cycles of excess or short supply of crude oil or natural gas have placed pressures on prices and resulted in dramatic price fluctuations even during relatively short periods of seasonal market demand. These fluctuations impact the accuracy of assumptions used in our budgeting process.

Our operating results may be adversely affected by unfavorable economic and market conditions.

As described above, COVID-19’s global spread and the measures that governments have implemented to control the spread of the virus have resulted in a downturn of economic activity on a global scale. Such slowdowns are affecting numerous industries, including the crude oil and gas industry, the steel industry and in specific segments and markets in which we operate, resulting in reduced demand and increased price competition for our products and services. In addition, uncertain or

Exhibit 99.2

changing economic conditions within one or more geographic regions may affect our operating results within the affected regions. Sustained unfavorable commodity prices, volatility in commodity prices or changes in markets for a given commodity might also have a negative impact on many of our customers, which could impair their ability to meet their obligations to us. See “—Financial distress experienced by our customers or other counterparties could have an adverse impact on us in the event they are unable to pay us for the products or services we provide or otherwise fulfill their obligations to us.” In addition, decreases in the prices of crude oil, NGL and natural gas are likely to have a negative impact on our operating results and cash flow. See “—The volatility of crude oil, NGL and natural gas prices could adversely affect our CO2 business segment and businesses within our Natural Gas Pipelines and Products Pipelines business segments.”

If economic and market conditions (including volatility in commodity markets) globally, in the U.S. or in other key markets become more volatile or continue to deteriorate, we may experience material impacts on our business, financial condition and results of operations.

Financial distress experienced by our customers or other counterparties could have an adverse impact on us in the event they are unable to pay us for the products or services we provide or otherwise fulfill their obligations to us.

We are exposed to the risk of loss in the event of nonperformance by our customers or other counterparties, such as hedging counterparties, joint venture partners and suppliers. The global economic slowdown caused by COVID-19’s spread, combined with the recent extreme drop in crude oil prices, has significantly impacted the financial condition of many companies, particularly exploration and production companies, including some of our customers or counterparties. Many of our counterparties finance their activities through cash flow from operations or debt or equity financing, and some of them may be highly leveraged and may not be able to access additional capital to sustain their operations in the future. Our counterparties are subject to their own operating, market, financial and regulatory risks, and some are experiencing, or may experience in the future, severe financial problems that have had or may have a significant impact on their creditworthiness. Crude oil, NGL and natural gas prices were all lower on average in 2019 compared to 2018, and natural gas prices have continued to decline so far in 2020. Further deterioration in crude oil prices, or a continuation of the existing low natural gas or NGL price environment, would likely cause severe financial distress to some of our customers with direct commodity price exposure and may result in additional customer bankruptcies. Further, the security that is permitted to be obtained from such customers may be limited by FERC regulation. While certain of our customers are subsidiaries of an entity that has an investment grade credit rating, in many cases the parent entity has not guaranteed the obligations of the subsidiary and, therefore, the parent’s credit ratings may have no bearing on such customers’ ability to pay us for the services we provide or otherwise fulfill their obligations to us. Furthermore, financially distressed customers might be forced to reduce or curtail their future use of our products and services, which also could have a material adverse effect on our results of operations, financial condition, and cash flows.

We cannot provide any assurance that such customers and key counterparties will not become financially distressed or that such financially distressed customers or counterparties will not default on their obligations to us or file for bankruptcy protection. If one of such customers or counterparties files for bankruptcy protection, we likely would be unable to collect all, or even a significant portion, of amounts owed to us. Similarly, our contracts with such customers may be renegotiated at lower rates or terminated altogether. Significant customer and other counterparty defaults and bankruptcy filings could have a material adverse effect on our business, financial position, results of operations or cash flows.

Our use of hedging arrangements does not eliminate our exposure to commodity price risks and could result in financial losses or volatility in our income.

We engage in hedging arrangements to reduce our direct exposure to fluctuations in the prices of crude oil, natural gas and NGL, including differentials between regional markets. These hedging arrangements expose us to risk of financial loss in some circumstances, including when production is less than expected, when the counterparty to the hedging contract defaults on its contract obligations, or when there is a change in the expected differential between the underlying price in the hedging agreement and the actual price received. In addition, these hedging arrangements may limit the benefit we would otherwise receive from increases in prices for crude oil, natural gas and NGL. Furthermore, our hedging arrangements cannot hedge against any decrease in the volumes of products we handle. See “—Our businesses are dependent on the supply of and demand for the products that we handle.”

The markets for instruments we use to hedge our commodity price exposure generally reflect then-prevailing conditions in the underlying commodity markets. As our existing hedges expire, we will seek to replace them with new hedging arrangements. To the extent then-existing underlying market conditions are unfavorable, new hedging arrangements available to us will reflect such unfavorable conditions.

Exhibit 99.2

The accounting standards regarding hedge accounting are very complex, and even when we engage in hedging transactions (for example, to mitigate our exposure to fluctuations in commodity prices or currency exchange rates or to balance our exposure to fixed and variable interest rates) that are effective economically, these transactions may not be considered effective for accounting purposes. Accordingly, our consolidated financial statements may reflect some volatility due to these hedges, even when there is no underlying economic impact at the dates of those consolidated financial statements. In addition, it may not be possible for us to engage in hedging transactions that completely eliminate our exposure to commodity prices; therefore, our consolidated financial statements may reflect a gain or loss arising from an exposure to commodity prices for which we are unable to enter into a completely effective hedge.

A breach of information security or failure of one or more key information technology or operational (IT) systems, or those of third parties, may adversely affect our business, results of operations or business reputation.

Our business is dependent upon our operational systems to process a large amount of data and complex transactions. Some of the operational systems we use are owned or operated by independent third-party vendors. The various uses of these IT systems, networks and services include, but are not limited to, controlling our pipelines and terminals with industrial control systems, collecting and storing information and data, processing transactions, and handling other processing necessary to manage our business.

While we have implemented and maintain a cybersecurity program designed to protect our IT and data systems from such attacks, we can provide no assurance that our cybersecurity program will be effective. In compliance with state and local stay-at-home orders issued in connection with COVID-19, a number of our employees have transitioned to working from home. As a result, more of our employees are working from locations where our cybersecurity program may be less effective and IT security may be less robust. We have experienced an increase in the number of attempts by external parties to access our networks or our company data without authorization. The risk of a disruption or breach of our operational systems, or the compromise of the data processed in connection with our operations, through an act of terrorism or cyber sabotage event has increased as attempted attacks have advanced in sophistication and number around the world.

If any of our systems are damaged, fail to function properly or otherwise become unavailable, we may incur substantial costs to repair or replace them and may experience loss or corruption of critical data and interruptions or delays in our ability to perform critical functions, which could adversely affect our business and results of operations. A significant failure, compromise, breach or interruption in our systems, which may result from problems such as malware, computer viruses, hacking attempts or third-party error or malfeasance, could result in a disruption of our operations, customer dissatisfaction, damage to our reputation and a loss of customers or revenues. Efforts by us and our vendors to develop, implement and maintain security measures, including malware and anti-virus software and controls, may not be successful in preventing these events from occurring, and any network and information systems-related events could require us to expend significant resources to remedy such event. In the future, we may be required to expend additional resources to continue to enhance our information security measures and/or to investigate and remediate information security vulnerabilities.

4